UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2024

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GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-33387	77-0398779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1213 Elko Drive

Sunnyvale, California 94089

(Address of Principal Executive Offices) (Zip Code)

(408) 331-8800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2024, GSI Technology, Inc. (the “Corporation”) issued a press release announcing financial results for its first quarter of fiscal year 2025.  A copy of the press release is furnished with this report.  The press release should be read in conjunction with the forward-looking statements included in the text of the release.

The information contained in Items 2.02 and 9.01 (Exhibit 99.1) of this report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

       As described in the proxy statement of the Corporation that was distributed in connection with the Corporation’s 2024 annual meeting of stockholders to be held on Thursday, August 22, 2024, Barbara Nelson, a current member of the Corporation’s Board of Directors, was not nominated for reelection following her decision not to stand for reelection when her current term expires at the Corporation’s 2024 annual meeting of stockholders.

       In connection with Ms. Nelson’s decision not to stand for reelection, on July 23, 2024, the Board of Directors of the Corporation adopted an amendment to the amended and restated bylaws of the Corporation to decrease the size of the Board of Directors from seven (7) to six members (6), effective as of the 2024 annual meeting.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	GSI Technology, Inc. Press Release dated July 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Technology, Inc.

Date: July 25, 2024	By:	/s/ DOUGLAS M. SCHIRLE
Douglas M. Schirle
Chief Financial Officer